iTalk to Acquire United Mobile Solutions Corp., Wireless Equipment Distributor & Technology Services Provider

Delray Beach, Florida, September 28, 2015 - iTalk Inc. (OTCQB: TALK) (“iTalk”), a global provider of advanced communications and mobile broadband services, is pleased to announce that it has executed a Purchase and Sale Agreement to acquire United Mobile Solutions Corp. (“UMS”).

UMS, with $16 million in annual revenue, is a value added master dealer distributor, dedicated wireless equipment distributor and service provider with a device distribution network of sub-dealers – including kiosks, stores and franchised outlets. Through its value added approach, UMS’s sub-dealer network has quickly expanded to over 1,600 outlets across the Southeastern United States. UMS’s services include streamlined inventory management; back-end expertise to ensure and manage quality control fulfillment and reverse logistics operations dealership management; and simplified wireless payment processing enablement services to the wireless industry and a wide inventory of cellular phones with immediate availability.

UMS is a holding company with several subsidiaries: International Touch Point, LLC (“ITP”), United Prepaid, LLC (“United Prepaid”) and United Mobile Solutions, LLC d/b/a CPD MOBILE. ITP was formed in 2014 to provide refurbishment and quality control operation in Dallas, TX. Refurbishment offers the opportunity to develop gross margins in excess of 30%, while providing an additional inventory flow for UMS and its family of companies. ITP is able to handle simple projects from cosmetic refurbishment all the way to the complex level 3 circuit board repairs in large volumes. United Prepaid was formed in 2006 as an exclusive distributor of prepaid cellular phones and airtime in the state of South Carolina for a mobile virtual network operator. With an aptitude to capitalize the existing reseller network, the business soon evolved into a dealer services business model where the company began to enable retailers to accept cellular prepaid payments through a dedicated terminal system. In less than three short years, the business grew to over 900 active locations, grossing $30 million annually. United Prepaid still supports the customers in this network. The active relationships through the dedicated terminal systems positions the company to quickly deploy new services and give access to thousands of locations both directly and indirectly.

David F. Levy, iTalk’s Chief Executive Officer, stated: “The UMS acquisition will give iTalk the ability to expand the iTalk products family into the full wireless segment, such as our subsidiary WQN’s global calling services, along with our data wireless devices, by integrating them with UMS’s strong marketing and distribution services network. We plan to execute an aggressive growth strategy to leverage their product offerings, customer base and backend process capabilities with our cutting edge smartphone apps and VoIP technologies. This will provide WQN the opportunity to acquire new customers and maximize potential revenue.”

Mr. Levy concluded, “David Lee, President of UMS, is a business leader that brings extensive leadership and expertize in the wireless technology, marketing and services to iTalk. He will continue in his role as President of UMS, overseeing the overall management and growth of iTalk. The iTalk team and I personally look forward to working closely with him and his team to further build shareholder value.”

Mr. Lee stated, “David Levy’s leadership as CEO is valuable as he will guide the organization through the corporate strategies available to us, as we continue to execute on our aggressive growth plans. David Levy adds a valuable perspective to UMS’s management team by bringing years of corporate leadership and we look forward to the partnership in becoming an industry leader in the technology driven wireless industry. Mr. Levy’s experience in the industry will be valuable as we innovate the offerings the combined companies will be able to provide to the mobile marketplace.”

About iTalk

iTalk is a mobile communications company using innovative and disruptive technologies to offer consumers a high quality cellular alternative while severely undercutting all major national carriers. Our lead product is the iTalk Sleeve, which when combined with an iPod Touch, our iTalk mobile app, and our aggressive pricing plans, provides consumers with a No Contract, High Voice Quality, and Lowest Price in the industry alternative to traditional cellular coverage. We will continue to search out and develop innovate products and services that will reduce consumers’ monthly voice and data charges while providing them with additional functionality. Through our access to an extensive network, we are able to offer nationwide voice and data coverage to 280 million people in more than 12,900 cities.

About United Mobile Solutions

United Mobile Solutions (UMS) is a rapidly growing distributor and service provider that serves the wireless industry with a comprehensive portfolio of solutions from logistics to payment processing and voice/data plans. The company has focused on the fast growing pre-paid part of the overall wireless market, where consumers drive strong demands for mobile devices and phone service at affordable pricing. UMS was formed in 2009 to act as master dealer and create a distribution network of sub-dealers - including kiosks, stores and franchised outlets. The sub-dealer network quickly expanded to over 1,600 outlets in the U.S., when UMS began to distribute mobile phones in 2010 - a number that we expect will exceed 7,500 outlets in 2016. Company growth has led to new service areas, including wireless payment processing, enterprise sales to regional carriers, reverse logistics operations and dealership management. UMS has made significant investments to provide high quality fulfillment and logistics services, and the skilled staffing to support them - distinguishing them from the competition - and opening up new opportunities in the ever changing wireless markets. UMS employs more than 50 people and is based in Norcross, GA with operations and sales offices in Texas and Florida, with planned expansion throughout the United States.

For further information regarding iTalk Inc., contact:

iTalk Inc. - Investor Relations Dept.

(888) 663-9925 (Toll-free)

E-mail: investor@italkmobility.com

Website: www.italkmobility.com

Disclaimer/Safe Harbor: Statements about the Company’s future expectations and all other statements in this press release other than historical facts, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby. The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management as well as assumptions made by and information currently available to the Company or its management. When used in this document, the words “anticipate,” “estimate,” “expect,” “intend,” “plans,” “projects,” and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic.